UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 21, 2020 (April 17, 2020)

THL Credit, Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-00789	27-0344947
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

100 Federal Street, 31st Floor,

Boston, MA 02110

(Address of principal executive offices)

Registrant’s telephone number, including area code (800) 450-4424

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of Each Class	Trading	Name of Each Exchange

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	Symbols	on Which Registered
Common Stock, par value $0.001 per share	TCRD	NASDAQ Global Select Market
6.75% Senior Notes due 2022	TCRZ	The New York Stock Exchange
6.125% Senior Notes due 2023	TCRW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 1.01.	Entry into a Material Definitive Agreement

On April 21, 2020, the Registrant closed the issuance of 5,617,978 shares (the “Shares”) of the Registrant's common stock, par value $0.001 per share (the “Offering”). The Shares were issued under those certain subscription agreements (each, a “Subscription Agreement”), dated April 17, 2020 between the Registrant and each of the purchasers named therein. The offering price of the Shares was $5.34 per Share. After offering expenses, the Registrant received net proceeds of approximately $30.0 million from the Offering.

The Offering is being made pursuant to an effective shelf registration statement on Form N-2 that the Registrant filed with the Securities and Exchange Commission (the “SEC”) on May 22, 2017 (File No. 333-217217), as amended by the Registrant on August 7, 2019 and declared effective by the SEC on August 12, 2019. A prospectus supplement relating to the Offering has been filed with the SEC. A copy of the form of Subscription Agreement is attached as Exhibit 99.1 hereto. A copy of the opinion of Simpson Thacher & Bartlett LLP relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 hereto.

On March 26, 2020, the Registrant entered into a Standstill Agreement (the “Standstill Agreement”) with THLP Debt Partners, L.P. (“Debt Partners”) in contemplation of the Offering. The Standstill Agreement includes customary limitations on Debt Partners from acquiring additional shares in the Registrant, engaging in the solicitation of proxies, or otherwise seeking to influence the management or control of the Registrant. A copy of the Standstill Agreement is attached as Exhibit 10.1 hereto.

Item 9.01 – Financial Statements and Exhibits

(d)              Exhibits:

Exhibit

Number                     Description

5.1                             Opinion of Simpson Thacher & Bartlett LLP

10.1                           Standstill Agreement

23.1                           Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)

99.1                            Form of Subscription Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

THL CREDIT, INC.

Date: April 21, 2020	By:	/S/ TERRENCE W. OLSON
	Name:	Terrence W. Olson
	Title:	Chief Financial Officer, Chief Operating Officer & Treasurer